SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 30, 2010

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Convergys Corporation

Item 8.01	Other Events.

In Exhibit 99.1 to this report, Convergys Corporation (“Convergys” or the “Company”) reflects for all periods presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”), the following reclassifications and changes that occurred in the quarter ended March 31, 2010:

•	The reclassification of the Human Resources Management (“ HR Management”) segment as discontinued operations and the associated reallocation of certain costs to Corporate and Other; and

•	A change in the reportable segments of the Company.

As required by applicable accounting standards, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the “March 31, 2010 Form 10-Q”) and consolidated financial statements issued by the Company reflect this reclassification and change to the Company’s reportable segments, including reclassification of all comparative prior period information.

On March 4, 2010, Convergys, Convergys Customer Management Group, Inc., Convergys Learning Solutions, Inc. and Convergys CMG Utah, Inc. signed a definitive Master Purchase Agreement to sell the Company’s HR Management business segment (the “Business”) to NorthgateArinso (“NGA”). Effective June 1, 2010, the Sellers substantially completed the sale of the Business. While the Company is a party to a transition services agreement, the Company has determined that it has no significant continuing involvement in the operations of HR Management. Accordingly, the net assets of HR Management are presented separately as held for sale and discontinued operations and the operating results are presented within discontinued operations for all periods presented in Exhibit 99.1 to this report.

For 2007 through 2009, we had three reportable segments, (i) Customer Management, which provides agent-assisted services, self-service, and intelligent technology care solutions; (ii) Information Management, which provides business support system (BSS) solutions; and (iii) HR Management, which provides human resource business process outsourcing solutions. In connection with the sale of the HR Management line of business, the Company reorganized its reportable segments into two segments; Customer Management and Information Management.

Item 9.01.	Financial Statements and Exhibits.

Items 6, 7, 7A and 8 of Part II and Item 15 of Part IV of the 2009 Form 10-K, updated to reflect the reclassifications and changes described above, are being filed as Exhibit 99.1 to this report and are hereby incorporated by reference herein. No items of the 2009 Form 10-K other than those identified above are being revised by this filing. Information in the 2009 Form 10-K is generally stated as of December 31, 2009, and this filing does not reflect any subsequent information or events other than the reclassification and other changes described above and the subsequent events disclosure in Note 20 of “Notes to Consolidated Financial Statements” included under Item 8. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2009 Form 10-K for any forward-looking statements, other than the events described above. More current information is contained in the March 31, 2010 Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission for periods and events occurring after December 31, 2009. This report should be read in conjunction with the 2009 Form 10-K, and the March 31, 2010 Form 10-Q and other filings.

(d) Exhibits:

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Updated Items 6, 7, 7A and 8 of Part II and updated Item 15 of Part IV of the 2009 Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Karen R. Bowman
Karen R. Bowman
Senior Vice President, General Counsel and Corporate Secretary

Date: August 6, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Updated Items 6, 7, 7A and 8 of Part II and updated Item 15 of Part IV of the 2009 Form 10-K.